Exhibit 10.8

FORM OF REGISTRATION RIGHTS AGREEMENT

among

THE INITIAL INVESTORS PARTY HERETO

and

KARYOPHARM THERAPEUTICS INC.

Dated as of October 10, 2025

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 10, 2025, by and among KARYOPHARM THERAPEUTICS INC., a Delaware corporation, with its principal offices at 85 Wells Avenue, Suite 210, Newton, MA 02459 (the “Company”), and each initial investor identified in the signature pages hereto (each, an “Initial Investor”, and collectively, the “Initial Investors”).

WHEREAS:

a.  The Company is entering into a number of transactions to recapitalize its capital structure (the “Recapitalization”).

b.  The Company has entered into an amendment of that certain credit and guarantee agreement originally dated as of May 8, 2024 (as amended, restated, amended and restated or otherwise modified from time to time), by and among, inter alios, the Company, as borrower and certain of its subsidiaries from time to time party thereto as guarantors and each lender from time to time party thereto (as so amended, the “Amended Credit Agreement” ).

c.  Pursuant to the Amended Credit Agreement, the Company has entered into one or more warrant agreements of even date herewith (the “Credit Agreement Warrants”) among the Company and the lenders party thereto.

d.  The Credit Agreement Warrants are to be issued pursuant to warrant agreements of even date herewith (the “Credit Agreement Warrant Agreements”) among the Company and certain Initial Investors.

e.  The Company has entered into the sixth amendment of the facility provided pursuant to that certain Revenue Interest Financing Agreement, dated September 14, 2019 (as amended, restated, amended and restated or otherwise modified from time to time), by and among, inter alios, the Company, and each investor from time to time party thereto (the “Amended RIFA”).

f.  The Company has entered into a note purchase agreement between the Company and the purchasers thereto, to issue and sell $15.0 million aggregate principal amount of 9.00% Convertible Senior Notes due 2028 (the “Convertible Notes”) that will be convertible into shares of Common Stock or Pre-Funded Warrants (as defined below) (the “Underlying Shares”), to be issued pursuant an indenture of even date herewith.

g.  The Company has entered into one or more exchange agreements (each, an “Exchange Agreement,” and together, the “Exchange Agreements”) with each of the Initial Investors to exchange a portion of the outstanding 6.00% Convertible Senior Notes due 2029 for newly issued Convertible Notes and to exchange common stock purchase warrants originally issued to the Initial Investors on May 13, 2024 for new common stock purchase warrants (the “Exchange Warrants”), in privately negotiated transactions (the “Private Transactions”).

h.  The Exchange Warrants are to be issued pursuant to warrant agreements of even date herewith (the “Initial Warrant Agreements”) among the Company and certain Initial Investors.

i.  The Convertible Notes are to be issued and exchanged pursuant to an indenture of even date herewith (the “Indenture”) among the Company, the guarantors party thereto and the trustee and collateral agent named therein relating to the issuance and exchange of the Convertible Notes.

j.  The Indenture provides for the issuance of pre-funded warrants (the “Pre-Funded Warrants” and together with the Credit Agreement Warrants, Exchange Warrants, the “Warrants”) pursuant to a warrant agreement in the form of Exhibit D to the Indenture (the “Pre-Funded Warrant Agreement” and together with the Credit Agreement Warrant Agreements and the Initial Warrant Agreements, the “Warrant Agreements”) in certain circumstances set forth in the Indenture.

k.  In connection with the Amended Credit Agreement, the Amended RIFA, and the Exchange Agreements, the Company agreed to pay fees to the respective parties thereto in cash or in the form of shares of Common Stock or Pre-Funded Warrants (to the extent paid in shares of Common Stock, “Common Stock Fee Shares”, and to the extent paid in Pre-Funded Warrants, such shares of Common Stock receivable upon exercise of such Pre-Funded Warrants, the “PFW Fee Shares”, and the Common Stock Fee Shares together with the PFW Fee Shares, the “Fee Shares”).

l.  As part of the Recapitalization and to induce the Initial Investors to enter into the transactions contemplated thereby, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

m.  The parties hereto intend this Agreement to supersede and replace in their entirety the terms of any and all prior registration rights agreements among the Company and the Initial Investors.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Initial Investors hereby agree as follows:

1.	Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Indenture and the Warrant Agreements, as applicable. As used in this Agreement, the following terms shall have the following meanings:

a.  “Block Trade” means an offering and/or sale of Registrable Securities by any Investor on a block trade (including in a sale pursuant to Rule 144) or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

b.  “Business Day” means any day other than a Saturday, a Sunday, a Federal holiday or any other day on which the SEC’s Washington, DC office or commercial banks in the City of New York are authorized or required by law to remain closed the public.

c.  “Closing Date” means October 10, 2025.

d.  “Common Stock” means the common stock of the Company, par value $0.0001 per share.

e.  “Effective Date” means the date on which a Registration Statement, through which the resale of Registrable Securities by one or more Investors shall be registered, has been declared effective by the SEC.

f.  “Effectiveness Deadline” means the date that is the earlier of (A) 90 days after the Filing Deadline and (B) five Trading Days following the date on which the Staff notifies the Company that either (x) such Registration Statement is not subject to review (y) or the Staff has no further comments to such Registration Statement.

g.  “Filing Deadline” means the date that is 45 days after the Closing Date.

h.  “Holder” means a holder of any Registrable Securities.

i.  “Investor” means an Initial Investor or any transferee or assignee thereof to whom an Initial Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 for so long as any of the foregoing continues to hold Registrable Securities.

j.  “Notional Value” means, with respect to (i) shares of Common Stock and Pre-Funded Warrants that have been issued pursuant to the exercise of Initial Warrants and that are or are required to be included in the applicable Registration Statement, the product of (x) the closing price of the Common Stock on the Trading Day immediately preceding the relevant Maintenance Failure or Filing Deadline, as the case may be, and (y) the number of shares of Common Stock or Pre-Funded Warrants, as the case may be, and (ii) Initial Warrants that are or are required to be included in the applicable Registration Statement, the product of (x) the strike price of such Initial Warrants and (y) the number of such Initial Warrants.

k.  “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

l.  “register”, “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

m.  “Registrable Securities” means (i) the Fee Shares, (ii) the Underlying Shares, and (iii) any shares of Common Stock issuable or issued upon exercise of the Warrants in accordance with the terms of the Warrants (the “Warrant Shares”), and any shares of capital stock issued or issuable with respect to the Fee Shares, the Underlying Shares and the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

n.  “Registration Statement” means any registration statement filed pursuant to the terms of this Agreement under the 1933 Act covering the resale or Block Trade by any Investor of any Registrable Securities, including (without limitation) the prospectus, amendments and supplements to such registration statement or prospectus, including (without limitation) pre-and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

o.  “Required Holders” means the holders of at least a majority of the Registrable Securities; provided that if there are two or more unaffiliated holders, Required Holders shall include at least two or more unaffiliated holders.

p.  “Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

q.  “SEC” means the United States Securities and Exchange Commission.

r.  “Staff” means the Staff of the Division of Corporation Finance of the SEC.

2.	Registration.

a.  Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than the applicable Filing Deadline, file with the SEC a Registration Statement covering the resale of all Registrable Securities in a resale offering to be made on a continuous basis. The Registration Statement shall contain (except if otherwise directed by the Required Holders, including pursuant to Section 2.e, or required in order to address written comments to the Registration Statement received from the Staff upon review of such Registration Statement) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit A, as the same may be amended in accordance with the provisions of this Agreement. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable after the filing thereof, but in no event later than the applicable Effectiveness Deadline, and will use its reasonable best efforts to keep the Registration Statement (or any subsequent Registration Statement filed to maintain the registration of the Registrable Securities covered by the prior Registration Statement or filed to facilitate a Block Trade pursuant to Section 2.e) continuously effective under the 1933 Act during the Registration Period (as defined here). By 5:30 p.m. (Eastern time) on the second Business Day following the Effective Date, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement.

b.  Rule 415; Cutback. If at any time the Staff takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an “underwriter”, the Company shall use reasonable best efforts to persuade the Staff that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2.b, the Staff refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Staff may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. Any cut-back imposed pursuant to this Section 2.b shall be allocated among the Investors on a pro rata basis, unless the SEC Restrictions otherwise require or provide. In the event of a cutback pursuant to this Section 2(b), the Company will offer to the Holders to file and cause to become effective with the Commission, as promptly as allowed by the Staff, one or more Registration Statements to register for resale those Registrable Securities that were not previously registered for resale. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). In furtherance of the foregoing, each Investor shall provide the Company with prompt written notice of its sale of substantially all of the Registrable Securities under the Registration Statement such that the Company will be able to file one or more additional registration statements covering the Cut Back Shares. From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including, without limitation, the liquidated damages provisions) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline for the Registration Statement including such Cut Back Shares shall be 10 Business Days after such Restriction Termination Date and (ii) the Effectiveness Deadline with respect to such Cut Back Shares shall be the 90th day immediately after the Restriction Termination Date.

c.  Use of Form S-3. The Company undertakes to register the Registrable Securities on Form S-3 if the Company is then eligible to register the Registrable Securities for resale on such form. If the Company is not then eligible to register the Registrable Securities for resale on Form S-3, the Company shall register the Registrable Securities on Form S-1 (or another appropriate form in accordance herewith) and undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided that the Company shall maintain the effectiveness of any Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

d.	Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

(1)  If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Investor then holding Registrable Securities which were required to be included in such Registration Statement, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to one percent (1.0%) of the Notional Value of such Registrable Securities, for the initial day of failure to file such Registration Statement by the Filing Deadline and for each subsequent 30-day period (pro rata for any portion thereof) thereafter for which no such Registration Statement is filed with respect to such Registrable Securities. Such payments shall be made to each Investor then holding Registrable Securities and entitled to receive such payments, such payments to be made in cash no later than ten (10) Business Days after the end of the date of the initial failure to file such Registration Statement by the Filing Deadline and the end of each subsequent 30-day period (pro rata for any portion thereof) thereafter until such Registration Statement is filed with respect to the applicable Registrable Securities. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(2)  If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the Effectiveness Deadline or (B) after a Registration Statement has been declared effective by the SEC or otherwise becomes effective, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement), but excluding any Allowable Grace Period or the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions (each of (A) and (B), a “Maintenance Failure”), then the Company will make pro rata payments to each Investor then holding Registrable Securities included in such Registration Statement, as liquidated damages and not as a penalty (the “Maintenance Liquidated Damages”

and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to one percent (1.0%) of (x) the Notional Value of the Registrable Securities included in such Registration Statement, for the initial day of a Maintenance Failure and for each 30-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured. The Maintenance Liquidated Damages shall be paid monthly within ten (10) Business Days of the date of such Maintenance Failure and the end of each subsequent 30-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured. Such payments shall be made to each Investor then holding Registrable Securities and entitled to receive such payments, such payments to be made in cash. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(3)  The parties agree that (A) notwithstanding anything to the contrary herein or in the Indenture or Warrant Agreements, no Liquidated Damages shall be payable with respect to any period after the expiration of the Registration Period (as defined below) (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Registration Period), and in no event shall the aggregate amount of Liquidated Damages payable to an Investor exceed, in the aggregate, six percent (6.0%) of the Notional Value of the Registrable Securities with respect to which Liquidated Damages become payable and (B) in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one percent (1.0%) of the Notional Value of the Registrable Securities with respect to which Liquidated Damages become payable.

(4)  The Liquidated Damages described in this Section 2.d shall constitute the Investors’ exclusive monetary remedy for any failure to meet the Filing Deadline and for any Maintenance Failure, but shall not affect the right of the Investors to seek injunctive relief.

e.	Block Trades.

(1)  If any Investor holding Registrable Securities elects to sell any of its Registrable Securities in a Block Trade, then such Investor (a “Block Trade Initiating Investor”) may notify the Company of the Block Trade not less than five (5) Business Days prior to the day such offering is first anticipated to commence (any such notice, a “Block Trade Initiation Notice”). The Company will promptly notify all other Investors holding Registrable Securities of such Block Trade and such notified Investors (each, a “Potential Participant”) may elect whether or not to participate no later than the next Business Day (i.e. four (4) Business Days prior to the day such offering is to commence) (unless a longer period is agreed to by the requesting Investor initiating the Block Trade), and the Company will as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade (which may close as early as one (1) Business Day after the date it commences), including by filing any prospectus or any amendments or supplements to an existing Registration Statement; provided that the Company shall not be required to facilitate any Block Trade if the Company, within three (3) Business Days of receipt by it of a Block Trade Initiation Notice, notifies the Block Trade Initiating Investor (i) that the Company has initiated the process of conducting a public or private offering of its Common Stock or securities convertible into or exercisable for its Common Stock or that it plans to initiate the process of conducting a public or private offering of its Common Stock or securities convertible into or exercisable for its Common Stock within thirty (30) days of receipt of the Block Trade Initiation Notice, (ii) that the Company is then subject to a lock-up or market standoff agreement relating to a previously completed public or private offering of its Common Stock or securities convertible into or exercisable for its Common Stock that prevents it from facilitating the Block Trade or (iii) that the Company is initiating a Grace Period.

(2)  The Investors participating in a Block Trade shall have the right to select any underwriters (if on an underwritten basis) and any sale agents or placement agents (if any) for such Block Trade (which, if underwritten, shall consist of one or more reputable nationally recognized investment banks).

f.  No Inclusion of Other Securities. The Company shall in no event include: (i) any securities other than Registrable Securities on any Registration Statement filed in accordance herewith without the prior written consent of the Required Holders; or (ii) in the event of a Block Trade pursuant to Section 2.e, include in such Block Trade any securities other than Registrable Securities, without the prior written consent of Investors representing a majority of the Registrable Securities to be sold in such Block Trade.

3.	Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2.a, 2.b or 2.c, the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

a.  The Company shall submit to the SEC, within two Business Days after the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall use commercially reasonable efforts to keep each Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including, without limitation, any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b.  The Company shall (i) prepare and file with the SEC such amendments (including without limitation post-effective amendments) and supplements to the Registration Statement and the Rule 424 prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and (ii) during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers as set forth in such Registration Statement.

c.  Not less than 10 Business Days prior to the filing of a Registration Statement or any related prospectus or any amendment or supplement thereto, the Company will furnish to each Investor named therein copies of the “Selling Securityholders” and “Plan of Distribution” sections of such documents in the form in which the Company proposes to file them, which sections will be subject to the review of each such Investor. Each Investor will provide comments, if any, within five Business Days after the date such materials are provided. The Company will not file a Registration Statement, any prospectus or any amendments or supplements thereto in which the “Selling Securityholders” or the “Plan of Distribution” sections thereof differ in any material respect from the disclosure received from an Investor in writing for inclusion in such filing. Holders will have the right to select one legal counsel, at the Company’s expense pursuant to Section 5, to review any Registration Statement prepared pursuant to Section 2 or this Section 3, which will be such counsel as designated by the Holders of a majority of the Registrable Securities then outstanding and which counsel shall initially be Latham & Watkins LLP.

d.  The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including all financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, such number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by such Registration Statement, and (iii) such other documents, including without limitation copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor. The Company consents to the use of any prospectus and each amendment or supplement thereto provided to the Investors in connection with the offer and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto.

e.  The Company shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3.p, promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

f.  The Company will notify each Investor covered by the Registration Statement as promptly as reasonably practicable of (i) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (ii) the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction. If such an order or suspension is issued, the Company shall use its reasonable best efforts to obtain the withdrawal of such order or suspension at the earliest possible moment, and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof, or its receipt of notice of the initiation or threat of any proceeding for such purpose.

g.  If any Investor is required under applicable securities law to be described in the Registration Statement as an “underwriter,” at the reasonable request of such Investor, the Company shall use commercially reasonable efforts to cause to be furnished to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request, (i) a letter, dated as of such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investor, and (ii) an opinion, dated as of such date, of external counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Investor.

h.  If any Investor is required under applicable securities law to be described in the Registration Statement as an “underwriter,” upon the written request of such Investor in connection with such Investor’s due diligence requirements, if any, the Company shall make available, during normal business hours, for inspection by (i) such Investor and its legal counsel and (ii) one firm of accountants or other agents retained the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector solely for the purpose of establishing a due diligence defense to underwriter liability under the 1933 Act, and cause the Company’s officers, directors and employees to supply all information that any Inspector may reasonably request for the purpose of establishing a due diligence defense to underwriter liability under the 1933 Act; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other Transaction Document. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

i.  The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) the disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation by the Company of this Agreement or any other agreement to which the Company is a party. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

j.  The Company shall use its reasonable best efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.i.

k.  The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

l.  If requested by an Investor, the Company shall (i) as soon as practicable, incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

m.  The Company shall, at the Company’s expense, use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities, including without limitation the securities or blue sky laws of any jurisdiction within the United States requested in writing by any selling Investor.

n.  The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

o.  The Company will notify each Investor covered by the Registration Statement as promptly as reasonably practicable (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and (ii) of any request by the SEC for any amendments or supplements to the Registration Statement or for additional information. Within two Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in a form reasonably satisfactory to the Investors.

p.  Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may suspend the use of any Registration Statement or any prospectus contained therein in the event the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material, non-public information concerning the Company or any of its subsidiaries the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company and its counsel, in the best interest of the Company, would reasonably be likely to materially and adversely affect the Company and, in the opinion of counsel to the Company, is not otherwise required to be disclosed other than as a result of the effectiveness of the Registration Statement or (B) amend or supplement the Registration Statement or the related prospectus so that the Registration Statement or such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (the occurrence of (A), an “MNPI Grace Period” and the occurrence of (B), an “Amendment Grace Period” and the occurrence of either an MNPI Grace Period or an Amendment Grace Period, a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the initiation of a Grace Period (provided that in each notice pertaining to an MNPI Grace Period the Company will not disclose the content of material, non-public information giving rise to an MNPI Grace Period to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; provided further, such Grace Periods shall not exceed an aggregate of 90 days during any 365 day period, such Amendment Grace Periods shall not exceed an aggregate of 60 days during any 365 day period and the first day of any Grace Period must be at least five trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) or the date referred to in such notice. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled, and deliver a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists).

q.  The Company and the Investors will cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority, Inc. (or any successor organization performing similar functions), including cooperating with any broker-dealer through which an Investor proposes to resell its Registrable Securities in effecting a filing with the Financial Industry Regulatory Authority, Inc. (or any successor organization performing similar functions) pursuant to FINRA Rule 5110 (or any successor thereto), as requested by any such Investor.

r.  The Company shall provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement.

s.  The Company shall, if necessary, use its commercially reasonable efforts to provide a CUSIP number for the Registrable Securities.

4.	Obligations of the Investors.

a.  At least five Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that at least three Business Days prior to the first anticipated filing date of such Registration Statement (i) such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, including but not limited to a completed questionnaire substantially in the form of Exhibit B and (ii) the Investor execute such documents in connection with such registration as the Company may reasonably request.

b.  Each Investor, by such Investor’s participation in the Private Transactions, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

c.  Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.f or 3.e, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.f or 3.e or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3.f or 3.e, and for which the Investor has not yet settled.

d.  Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.	Expenses of Registration.

All reasonable and documented out-of-pocket expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, including in connection with any Block Trade permitted by this Agreement, shall be paid by the Company.

6.	Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.  To the fullest extent permitted by law, the Company will, and hereby agrees to, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners and employees of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 6.c, the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.a shall not apply to (A) a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, prospectus or any such amendment thereof or supplement thereto, (B) a Claim by an Indemnified Person arising out of or based the use by an Investor of an outdated or defective prospectus after the Company has notified such Investor in writing that the prospectus is outdated or defective, (C) a Claim by an Indemnified Person arising out of or based an Investor’s (or any other Indemnified Person’s) failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities, (D) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed or (E) a Claim that arises out of or is based upon an Indemnified Person’s bad faith, gross negligence, fraud or willful misconduct.

b.  In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.a, the Company, each of its directors and officers, each of the other holders of the Company’s securities covered by such Registration Statement, each Person who controls the Company or any other such Person within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arise out of or are based upon any Violation that occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement, prospectus or amendment or supplement thereto; and, subject to Section 6.c, such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.b and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that except to the extent that any such Claims are finally judicially determined to have resulted from an Investor’s bad faith, gross negligence, fraud or willful misconduct, the Investor shall be liable under this Section 6.b for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.

c.  Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel and one more local counsel (if necessary) for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received.

The indemnity agreements contained herein shall be in addition to any liabilities the indemnifying party may be subject to pursuant to the law.

7.	Contribution.

To the extent any indemnification contemplated hereby by an indemnifying party is prohibited or limited by applicable law, the indemnifying party shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Person or Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the Indemnified Person or Indemnified Party, on the other, in connection with such Violation. The relative fault of the indemnifying party, on the one hand and of the Indemnified Person or Indemnified Party, on the other hand, shall be determined by a court of law by reference to, among other things, whether the Violation relates to information supplied or actions undertaken by the indemnifying party, on the one hand, or by the Indemnified Person or Indemnified Party, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation; provided, that in no event shall any contribution by an Investor hereunder exceed the amount of net proceeds to such Investor of the Registrable Securities sold in any such Registration Statement. The amount paid or payable by a party as a result of any Claim shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 6 was available to such party in accordance with its terms. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Investors’ obligations to contribute pursuant to this Section 7 are several and not joint. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 7.

8.	Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company in any manner, including to the public, without registration (“Rule 144”), the Company agrees to:

a.  make and keep public information available, as those terms are understood and defined in Rule 144, during the Registration Period;

b.  file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act, during the Registration Period; and

c.  furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request during the Registration Period, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities without registration, including, without limitation, in a Block Trade, pursuant to Rule 144.

9.	Assignment of Registration Rights.

The rights under this Agreement shall be automatically assigned by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities. Notwithstanding anything in this Agreement to the contrary, no Liquidated Damages will be owed with respect to any Registrable Securities held by any transferee prior to the date that is ten (10) Business Days after such transferee notifies the Company of its acquisition of Registrable Securities and provides any information and documentation reasonably requested by the Company for the registration of such Registrable Securities pursuant to this Agreement. The Company may not assign its rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Required Holders; provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after giving effect to such transaction.

10.	Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided that no amendment may disproportionately affect the rights of any holder of Registrable Securities compared to any other holder of Registrable Securities without the consent of such holder. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective if it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.	Miscellaneous.

a.  A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

b.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided confirmation of transmission is electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

If to the Company:

Karyopharm Therapeutics, Inc.

85 Wells Avenue, Suite 210

Newton, MA 02459

Attention: Chief Financial Officer and General Counsel

E-mail: [***] and [***]

with a copy (for informational purposes only) to:

Sidley Austin LLP

60 State Street, 36th Floor

Boston, MA 02109

Attention: Craig Hilts and Jason Kropp

E-mail: [***] and [***]

If to an Initial Investor, to its physical and electronic mail address set forth on the Schedule of Initial Investors attached hereto, with copies to such Investor’s representatives as set forth on the Schedule of Initial Investors, or to such other physical or electronic mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s electronic mail containing the time, date, recipient electronic mail address of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by electronic mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

c.  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.  Neither the Company nor any of its Subsidiaries or affiliates has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Investors in this Agreement or otherwise conflict with the provisions hereof.

e.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

f.  This Agreement, the other Transaction Documents and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

g.  Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

h.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

i.  This Agreement may be executed in identical counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

j.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.  All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

l.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

m.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

n.  The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investor as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated herein.

* * * * * *

IN WITNESS WHEREOF, each Initial Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

KARYOPHARM THERAPEUTICS INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Initial Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

INITIAL INVESTOR

By:
Name:
Title:

Address:

Email:

[Signature Page to Registration Rights Agreement]

Exhibit B

Form of Selling Stockholder Questionnaire

KARYOPHARM THERAPEUTICS INC.

SELLING STOCKHOLDER QUESTIONNAIRE

Reference is made to that certain registration rights agreement (the “Registration Rights Agreement”), dated as of October 10, 2025 by and among Karyopharm Therapeutics Inc. (the “Company”) and the parties named therein. Capitalized terms used and not defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

The undersigned holder of the Registrable Securities (the “undersigned” or “Selling Stockholder”) is providing this Selling Stockholder Questionnaire pursuant to Section a(a) of the Registration Rights Agreement. The undersigned, by signing and returning this Selling Stockholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Stockholder Questionnaire and the Registration Rights Agreement.

The undersigned further acknowledges that the Company intends to use the information set forth below in preparing a resale registration statement (the “Resale Registration Statement”) relating to the Registrable Securities. The undersigned understands that failure to provide the requested information may result in the Company’s exclusion of the undersigned Registrable Securities from the Resale Registration Statement.

The undersigned provides the following information to the Company and represents and warrants that such information is accurate and complete.

PART A.	BACKGROUND INFORMATION

(1)	(a) Full Legal Name of the Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

(2)	Address for Notices to the Selling Stockholder:

Telephone:

Contact  Person:

(3)	Beneficial Ownership of Registrable Securities (the securities being purchased pursuant to the Recapitalization and the transactions contemplated thereby):

(a)	Type and Principal Amount/Number of Registrable Securities beneficially owned:

(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (4), the Selling Stockholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

(a)	Type and Amount of Other Securities beneficially owned by the Selling Stockholder:

(b)	CUSIP No(s). of such Other Securities beneficially owned:

PART B.	RESALE REGISTRATION STATEMENT QUESTIONS

1.

Affiliation with Broker-Dealers: Is the undersigned a registered broker-dealer or an affiliate of a registered broker-dealer? For purposes of this question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

Yes       No

If so, please answer the remaining questions in this section.

Please identify the registered broker-dealer(s) and describe the nature of the affiliation(s) between the undersigned and any registered broker-dealers:

2.	If the Securities are being purchased by you other than in the ordinary course of business, please describe the circumstances:

3.

If you, at the time of purchasing the Securities, will have any agreements or understandings, directly or indirectly, with any person to distribute the Securities, please describe such agreements or understandings:

4.	Relationship with the Company:

(A)

Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes       No

(B)	If so, please state the nature and duration of your relationship with the Company:

5.

Plan of Distribution: Except as set forth below, the undersigned intends to distribute its Securities pursuant to the Resale Registration Statement in accordance with the “Plan of Distribution” that will be included therein, a copy of which is attached as Exhibit A to the Registration Rights Agreement by and among the Company and the Investors:

State any exceptions here:

6.

Potential Nature of Beneficial Holding: The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that will exercise(s) sole or shared voting or dispositive power over the Securities.

(A)

Is the undersigned required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the Securities and Exchange Commission (the “SEC”) pursuant to section 13(a) or 15(d) of the Exchange Act?

Yes       No

(B)	State whether the undersigned is a subsidiary of an investment company, registered under the Investment Company Act of 1940:

Yes       No

If a subsidiary, please identify the publicly-held parent entity:

If you answered “Yes” to these two questions (Part B, clauses 6(A) and (B)), you may skip the next question, and proceed to the signature page of this Investor Questionnaire.

(C)

Please identify the controlling person(s) of the undersigned (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that will exercise sole or shared voting or dispositive power over the Securities:

Please find below an example of the requested natural person disclosure:

The securities will be held by [VC Fund I] and [VC Fund II]. The [sole general partner] of [VC Fund I] and [VC Fund II] is [VC Management LLC]. The [managers] of [VC Management LLC] are [John Smith] and [Jane Doe]. These individuals may be deemed to have shared voting and investment power of the securities held by [VC Fund I] and [VC Fund II]. Each of these individuals will disclaim beneficial ownership of such securities, except to the extent of his or her pecuniary interest therein.

(D)	Please provide contact information for all controlling persons and Controlling Entities identified in Part B, clause 6(C) above:

Name of controlling person or Controlling Entity (including contact person for Controlling Entities)	Mailing Address	E-Mail Address	Telephone Number

If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Resale Registration Statement and the related prospectus.

By signing below, the undersigned elects to include the Registrable Securities owned by it in the Registration Statement and consents to the disclosure of the information contained herein and the inclusion of such information in the Resale Registration Statement, any amendments thereto and the related prospectus or other filings with the SEC. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Resale Registration Statement and the related prospectus.

The Selling Stockholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The Selling Stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned agrees to notify the Company immediately of any changes in the foregoing information and to furnish any supplementary information that may be appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this     day of     , and declares that it is truthful and correct.

A.	FOR EXECUTION BY AN ENTITY:

Date

Entity Name:

By:
Print Name:
Title:

B. ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Date

Entity Name:

By:
Print Name:
Title:

C. FOR EXECUTION BY AN INDIVIDUAL:

Date

By:
Print Name: